Neuberger Berman Equity Funds®

Supplement to the Prospectus dated December 16, 2013, for Class A, Class C, and Institutional Class shares
The following text replaces the corresponding text in the “Portfolio Holdings Policy” section of the Prospectus:

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings. The complete portfolio holdings for each Fund (except Genesis Fund, Global Thematic Opportunities Fund, Greater China Equity Fund and Multi-Cap Opportunities Fund) are generally posted 15-30 days after each month-end. The complete portfolio holdings for Genesis Fund, Global Thematic Opportunities Fund, and Multi-Cap Opportunities Fund are generally posted 15-30 days after the end of each calendar quarter. The complete portfolio holdings for Greater China Equity Fund are generally posted 45 days after the end of each calendar quarter.

Each Fund’s (except Genesis Fund’s, Global Thematic Opportunities Fund’s, Greater China Equity Fund’s and Multi-Cap Opportunities Fund’s) complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Genesis Fund’s, Global Thematic Opportunities Fund’s, Greater China Equity Fund’s and Multi-Cap Opportunities Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

The date of this supplement is May 12, 2014.

This supplement should be retained for future reference.

NEUBERGER BERMAN
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services: 800-366-6264
Website: www.nb.com